UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 25, 2006

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4211 W. Boy Scout Boulevard Tampa, FL 33607
(Address of Principal Executive Offices)

(813) 871-4811

 (Registrant’s telephone number, including area code)

Not Applicable.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Mueller Water Products, Inc. (the “Company”) has entered into certain agreements with Walter Industries, Inc., a Delaware corporation (“Walter Industries”), and adopted certain plans, as set forth and described below. Walter Industries is the holder of all of the Company’s outstanding Series B common stock, par value $0.01 per share (the “Series B Common Stock”). Prior to the initial public offering (the “IPO”) of the Company’s Series A common stock, par value $0.01 per share (the “Series A Common Stock”), pursuant to the registration statement on Form S-1 (File No. 333-131536), as amended (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission, the Company was a wholly-owned subsidiary of Walter Industries. Following the completion of the IPO, the Company will be a majority-owned subsidiary of Walter Industries.

Corporate Agreement

The Company has entered into a corporate agreement with Walter Industries (the “Corporate Agreement”), effective as of May 26, 2006. Under the Corporate Agreement, the Company has granted to Walter Industries a continuing option (the “Stock Option”), assignable to any of the subsidiaries of Walter Industries, to purchase, under certain circumstances, additional shares of Series B Common Stock or shares of the Company’s nonvoting capital stock, if any. The Stock Option will expire in the event that Walter Industries reduces its beneficial ownership of common stock in the Company to less than 20% of the value of the total outstanding shares of common stock of the Company. The Corporate Agreement also provides Walter Industries with demand registration rights obligating the Company to use its best efforts to effect the registration of the shares of the Company’s common stock and nonvoting capital stock held by Walter Industries upon the request of Walter Industries, and tag-along registration rights granting Walter Industries the right, subject to certain limitations, to include the shares of the Company’s common stock owned by it in certain other registrations of the Company’s common equity securities. For further information regarding the foregoing and other provisions of the Corporate Agreement, see “Certain Relationships and Related Party Transactions” in the Registration Statement. The Corporate Agreement is filed as Exhibit 10.1 hereto, and such exhibit is incorporated by reference herein.

Income Tax Allocation Agreement

The Company and Walter Industries have entered into an income tax allocation agreement (the “Income Tax Allocation Agreement”), effective as of May 26, 2006. Pursuant to the Income Tax Allocation Agreement, the Company and Walter Industries will make payments to each other such that, with respect to any period during which the Company is or was a member of the consolidated federal income tax group or any combined state or local income tax group with Walter Industries or any Walter Industries subsidiary, the amount of taxes to be paid by the Company, or the amount of tax benefit to be refunded to the Company by Walter Industries, subject to certain adjustments, will be determined as though the Company was to file separate federal, state and local income tax returns as the common parent of an affiliated group of corporations filing combined, consolidated or unitary (as applicable) federal, state and local returns rather than a consolidated subsidiary of Walter Industries with respect to federal, state and local income taxes. With respect to the Company’s tax assets, its right to reimbursement from Walter Industries will be determined based on the usage of such tax assets by the Walter Industries consolidated federal income tax group or the combined, consolidated or unitary state or local income tax group. For further information regarding the foregoing and other provisions of the Income Tax Allocation Agreement, see “Certain Relationships and Related Party Transactions” in the Registration Statement. The Income Tax Allocation Agreement is filed as Exhibit 10.2 hereto, and such exhibit is incorporated by reference herein.

Transition Services Agreement

The Company and Walter Industries have also entered into a transition services agreement (the “Transition Services Agreement”), effective as of May 26, 2006 pursuant to which the Company and Walter Industries and certain of their respective subsidiaries will provide to each other certain services, including the provision by Walter Industries to the Company of certain tax and accounting services,  certain occupancy rights, certain human resources services (including benefit plan administration), certain communications systems and certain insurance. Services under the agreement are to be provided at a price sufficient to cover the provider’s reasonable estimate of its actual costs and, if applicable, consistent with the prices such provider would charge to an affiliate, in each case without taking into account any profit margin or projected savings from increased efficiency. The term of the services to be provided varies on a service-by-service basis. The Transition Services Agreement is filed as Exhibit 10.3 hereto, and such exhibit is incorporated by reference herein.

Mueller Water Products, Inc. 2006 Stock Incentive Plan

The Company and the sole stockholder of the Company have also adopted the Mueller Water Products, Inc. 2006 Stock Incentive Plan (the “Stock Incentive Plan”), effective May 25, 2006, and have reserved a total of 8,000,000 shares of the authorized but unissued and unreserved shares of Series A Common Stock for issuance thereunder. The Stock Incentive Plan provides for the grant of awards of incentive stock options, nonstatutory stock options, restricted stock bonuses, restricted stock purchase rights, stock appreciation rights, phantom stock units, restricted stock units, performance share bonuses and performance share units. Generally, all of the employees (including executive officers), members of the Board of Directors, and consultants of the Company, its designated subsidiaries and its affiliates are eligible to participate in the Stock Incentive Plan.

The Board of Directors has approved a form of notice of stock option grant (including a stock option agreement) (the “Option Agreement”) covering the issuance of options under the Stock Incentive Plan, and has granted to each of Donald N. Boyce, Howard L. Clark, Jerry W. Kolb, Joseph B. Leonard, Mark J. O’Brien, Bernard G. Rethore, Neil A. Springer and Michael T. Tokarz a non-statutory stock option to purchase 10,700 shares of Series A Common Stock (each, an “Option” and collectively, the “Options”), each pursuant to the Option Agreement. The Options became effective on May 25, 2006 (the “Date of Grant”) and shall vest and become exercisable, subject to the continuous service of the award recipient, as to one-third of the shares subject to the Option on each of the first, second and third anniversaries of the Date of Grant. Upon a change in control of the Company, or a qualifying retirement of the director, the vesting on any unvested Options will accelerate and such Options will become immediately exercisable. The exercise price per share under each Option is equal to 100% of the fair market value per share of Series A Common Stock on the Date of the Grant. Each Option will expire and terminate no later than the tenth anniversary of the Date of the Grant.

 The Board of Directors has also approved a form of restricted stock bonus agreement (the “Restricted Stock Agreement”) covering the issuance of restricted stock units under the Stock Incentive Plan, and, in connection with the Compensation Committee of the Board of Directors (the “Compensation Committee”), has approved the grant as of the Date of Grant of restricted stock unit awards (each such award, an “RSU” and collectively, the “Awards”) covering an aggregate of 1,046,490 shares of Series A Common Stock, with each such RSU granted pursuant to the terms of the Restricted Stock Agreement. The following Awards were granted as of the Date of Grant to the Company’s named executive officers.

Employee	Shares of Series A Common Stock
Gregory E. Hyland	401,155
Dale Smith	128,369
Doyce Gaskin	64,184

Pursuant to the Restricted Stock Agreements, each RSU shall vest and become exercisable, subject to the continuous service of the RSU recipient, as to all shares on the third anniversary of the Date of Grant. The purchase price for the shares of Series A Common Stock issuable under each RSU is equal to the par value of such shares and, generally, shall be deemed to be paid by each recipient of the Awards through past services actually rendered to the Company and its affiliates by the recipient.

For further information regarding the foregoing and other provisions of the Stock Incentive Plan, see “Management–Stock Option and Incentive Plans” in the Registration Statement. The Stock Incentive Plan and the forms of Option Agreement and Restricted Stock Agreement are filed as Exhibits 10.4, 99.1 and 99.2 hereto, respectively, and such exhibits are incorporated by reference herein.

Mueller Water Products, Inc. 2006 Employee Stock Purchase Plan

The Company and the sole stockholder of the Company have also adopted the Mueller Water Products, Inc. 2006 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), effective May 25, 2006, and have reserved a total of 4,000,000 shares of the authorized but unissued and unreserved shares of Series A Common Stock for issuance thereunder. Under the Employee Stock Purchase Plan, eligible employees will be entitled to purchase Series A Common Stock at the end of each offering period of approximately 3 months duration at a discount of up to 15% of the lower of the fair market value of the Series A Common Stock at the commencement of the offering period or the fair market value at the end of the offering period. Generally, all regular employees of the Company and its designated subsidiaries whose customary employment is for at least 20 hours per week will be eligible to participate in the Employee Stock Purchase Plan, unless employees own shares possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any subsidiary (in accordance with applicable law). The first offering period for eligible employees to purchase stock is expected to commence on August 1, 2006 and end on October 31, 2006.

For further information regarding the foregoing and other provisions of the Employee Stock Purchase Plan, see “Management–Stock Option and Incentive Plans” in the Registration Statement. The Employee Stock Purchase Plan is filed as Exhibit 10.5 hereto, and such exhibit is incorporated by reference herein.

Mueller Water Products, Inc. Executive Incentive Plan

As previously reported in the Registration Statement, the Company and the sole stockholder of the Company have adopted the Mueller Water Products, Inc. Executive Incentive Plan (the “Executive Incentive Plan”), effective April 26, 2006, in order for compensation paid thereunder to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder and, accordingly, to be eligible for deductibility by the Company. Pursuant to the terms of the Executive Incentive Plan, each individual who is a named executive officer or a key employee and who is selected to participate in the Executive Incentive Plan for a specified fiscal year by the Compensation Committee shall be eligible for a performance-based award for such fiscal year, according to objectively determinable performance targets for such individual, as determined by the Compensation Committee.

For further information regarding the foregoing and other provisions of the Executive Incentive Plan, see “Management–Stock Option and Incentive Plans” in the Registration Statement. The Executive Incentive Plan is filed as Exhibit 10.6 hereto, and such exhibit is incorporated by reference herein.

Mueller Water Products, Inc. Directors’ Deferred Fee Plan

As previously reported in the Registration Statement, the Company and the sole stockholder of the Company have adopted the Mueller Water Products, Inc. Directors’ Deferred Fee Plan (the “Directors’ Deferred Fee Plan”), effective April 26, 2006. Under the Directors’ Deferred Fee Plan, non-employee directors of the Company may elect to defer all or a portion of their directors’ fees, at each electing director’s option, to an income account, a stock equivalent account or a mix thereof. All amounts deferred under the Directors’ Deferred Fee Plan will be paid in cash.

For further information regarding the foregoing and other provisions of the Directors’ Deferred Fee Plan, see “Management – Director Compensation” in the Registration Statement. The Executive Incentive Plan is filed as Exhibit 10.7 hereto, and such exhibit is incorporated by reference herein.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Incorporation of the Company was amended and restated on May 25, 2006. The Restated Certificate of Incorporation of the Company (the “Restated Certificate”) reclassifies the Company’s common stock into two classes, consisting of Series A Common Stock and Series B Common Stock, and provides for blank check preferred stock. Under the Restated Certificate, shares of Series A Common Stock and shares of Series B Common Stock generally have identical rights in all material respects, including with respect to dividend preference, except that holders of Series A Common Stock are entitled to one vote per share, and holders of Series B Common Stock are generally entitled to eight votes per share. Moreover, the Restated Certificate provides certain situations under which shares of Series B Common Stock are convertible into shares of Series A Common Stock. Among other things, the Restated Certificate also: (1) permits stockholder action by written consent until the time at which Walter Industries or any of its subsidiaries ceases to own 50% or more of the outstanding voting power of all shares entitled to vote in the election of directors; (2) exculpates directors from personal liability to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware law; and (3) renounces the Company’s interest or right to be offered an opportunity to participate in certain business opportunities. For further information regarding the foregoing and other provisions of the Restated Certificate, see “Description of Capital Stock” in the Registration Statement. The Restated Certificate is filed as Exhibit 3.1 hereto, and such exhibit is incorporated by reference herein.

The Bylaws of the Company were also amended and restated on May 25, 2006. The Restated Bylaws of the Company (the “Restated Bylaws”), among other things: (1) allow for special meetings of stockholders to be called only by the Board of Directors (or a duly designated committee thereof) unless otherwise provided by Delaware law; (2) require that stockholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of stockholders provide the Company with timely written notice of their proposal; and (3) require that the Company indemnify its present and former directors and officers to the fullest extent permitted by Delaware law. For further information regarding the foregoing and other provisions of the Restated Bylaws, see “Description of Capital Stock”

in the Registration Statement. The Restated Bylaws are filed as Exhibit 3.2 hereto, and such exhibit is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

3.1	Restated Certificate of Incorporation of Mueller Water Products, Inc.

3.2	Restated Bylaws of Mueller Water Products, Inc.

10.1	Corporate Agreement, dated as of May 26, 2006, by and between Walter Industries, Inc. and Mueller Water Products, Inc.

10.2

Income Tax Allocation Agreement, dated as of May 26, 2006, by and among Walter Industries, Inc., the Walter Affiliates (as defined therein), Mueller Water Products, Inc. and the Mueller Affiliates (as defined therein)

10.3	Transition Services Agreement, dated as of May 26, 2006, by and between Walter Industries, Inc. and Mueller Water Products, Inc.

10.4	Mueller Water Products, Inc. 2006 Stock Incentive Plan

10.5	Mueller Water Products, Inc. 2006 Employee Stock Purchase Plan

10.6	Mueller Water Products, Inc. Executive Incentive Plan

10.7	Mueller Water Products, Inc. Directors’ Deferred Fee Plan

99.1	Form of Notice of Stock Option Grant under Mueller Water Products, Inc. 2006 Stock Incentive Plan

99.2	Form of Mueller Water Products, Inc. 2006 Stock Incentive Plan Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2006	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Victor P. Patrick
Victor P. Patrick
Vice President and Secretary

MUELLER WATER PRODUCTS, INC.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Mueller Water Products, Inc.

3.2	Restated Bylaws of Mueller Water Products, Inc.

10.1	Corporate Agreement, dated as of May 26, 2006, by and between Walter Industries, Inc. and Mueller Water Products, Inc.

10.2

Income Tax Allocation Agreement, dated as of May 26, 2006, by and among Walter Industries, Inc., the Walter Affiliates (as defined therein), Mueller Water Products, Inc. and the Mueller Affiliates (as defined therein)

10.3	Transition Services Agreement, dated as of May 26, 2006, by and between Walter Industries, Inc. and Mueller Water Products, Inc.

10.4	Mueller Water Products, Inc. 2006 Stock Incentive Plan

10.5	Mueller Water Products, Inc. 2006 Employee Stock Purchase Plan

10.6	Mueller Water Products, Inc. Executive Incentive Plan

10.7	Mueller Water Products, Inc. Directors’ Deferred Fee Plan

99.1	Form of Notice of Stock Option Grant under Mueller Water Products, Inc. 2006 Stock Incentive Plan

99.2	Form of Mueller Water Products, Inc. 2006 Stock Incentive Plan Restricted Stock Unit Award Agreement